Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable

Perpetual Preferred Units (Liquidation Preference $1,000)

(CUSIP No. 866142 AA0)

of

Summit Midstream Partners, LP

for

Common Units of Summit Midstream Partners, LP

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 17, 2020 UNLESS EXTENDED (SUCH DATE AND TIME FOR THE EXCHANGE OFFER, AS MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY NOT BE WITHDRAWN AFTER THE SERIES A PREFERRED UNITS (AS DEFINED BELOW) HAVE BEEN ACCEPTED FOR EXCHANGE.

THE DEPOSITARY FOR THE EXCHANGE OFFER IS:

American Stock Transfer & Trust Company, LLC

By Mail (Registered or Certified Mail Recommended): American Stock Transfer & Trust Company, LLC Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	By Facsimile Transmission: (718) 234-5001 To Confirm Via Phone: (for Eligible Institutions only): (877) 248-6417

THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

D.F. King & Co., Inc.

48 Wall Street – 22nd Floor

New York, NY 10005

Shareholders may call toll-free: 800-967-5071

Banks and Brokers may call: 212-269-5550

Email: summitmidstream@dfking.com

DELIVERY OF THIS LETTER TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. PLEASE DO NOT DELIVER THIS LETTER OR SERIES A PREFERRED UNITS TO ANYONE OTHER THAN THE DEPOSITARY.

Capitalized terms used but not defined herein shall have the same meanings given to them in the Offer to Exchange (as defined below).

The undersigned acknowledges that he or she has received the Offer to Exchange dated June 18, 2020 (as it may be supplemented and amended from time to time, the “Offer to Exchange”), of Summit Midstream Partners, LP, a Delaware limited partnership (the “Partnership,” “our,” “we,” and “us”), and this Letter of Transmittal (the “Letter”), which together constitute the Partnership’s offer to exchange (the “Exchange Offer”) any and all of its 9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (the “Series A Preferred Units”) for newly issued common units representing limited partner interests in us (the “Common Units”).

In exchange for each Series A Preferred Unit properly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on July 17, 2020 (such time and date, as the same may be extended, the “Expiration Date”) and accepted by us, participating holders of Series A Preferred Units will receive 150 Common Units (the “Exchange Consideration”).

Holders that tender Series A Preferred Units that are accepted for exchange will forfeit any claim to all accumulated and unpaid distributions on such Series A Preferred Units, regardless of when accumulated, whether before or after the date hereof and including any distributions that may accumulate through the settlement date for the Exchange Offer.

The Exchange Offer will expire on the Expiration Date, unless extended or earlier terminated by us. Tendered Series A Preferred Units may be withdrawn at any time prior to the expiration of the Exchange Offer. In addition, you may withdraw any tendered Series A Preferred Units if we have not accepted them for exchange within 40 business days from the commencement of the Exchange Offer on June 18, 2020.

The Exchange Offer is conditioned on, among other things, that (i) holders of at least 30,000 Series A Preferred Units properly tender (and not validly withdraw) their Series A Preferred Units prior to the Expiration Date, (ii) there shall have not been instituted, threatened in writing or be pending any action or proceeding before or by any court, governmental, regulatory or administrative agency or instrumentality, or by any other person, in connection with the Exchange Offer, that is, or is reasonably likely to be, in our reasonable judgment, materially adverse to our business, operations, properties, condition, assets, liabilities or prospects, or which would or might, in our reasonable judgment, prohibit, prevent, restrict or delay consummation of the Exchange Offer or materially impair the contemplated benefits to us (as set forth under the section of the Offer to Exchange entitled “The Exchange Offer — Purpose of the Exchange Offer”) of the Exchange Offer, (iii) no order, statute, rule, regulation, executive order, stay, decree, judgment or injunction shall have been proposed, enacted, entered, issued, promulgated, enforced or deemed applicable by any court or governmental, regulatory or administrative agency or instrumentality that, in our reasonable judgment, would or would be reasonably likely to prohibit, prevent, restrict or delay consummation of the Exchange Offer or materially impair the contemplated benefits to us of the Exchange Offer, or that is, or is reasonably likely to be, materially adverse to our business, operations, properties, condition, assets, liabilities or prospects, (iv) there shall have not occurred or be reasonably likely to occur any material adverse change to our business, operations, properties, condition, assets, liabilities, prospects or financial affairs and (v) there shall have not occurred (a) any general suspension of, or limitation on prices for, trading in securities in U.S. securities or financial markets, (b) any material adverse change in the price of our Common Units in U.S. securities or financial markets, (c) a declaration of a banking moratorium or any suspension of payments in respect to banks in the United States, (d) any limitation (whether or not mandatory) by any government or governmental, regulatory or administrative authority, agency or instrumentality, domestic or foreign, or other event that, in our reasonable judgment, would or would be reasonably likely to affect the extension of credit by banks or other lending institutions or (e) a natural disaster or the commencement or material worsening of a war, armed hostilities, act of terrorism or other international or national calamity directly or indirectly involving the United States, including, after the commencement of the Exchange Offer, any significant additional slowdown in economic growth, economic downturn, recession or other adverse economic development linked to the outbreak of a pandemic or contagious disease, including but not limited to, the recent COVID-19 viral outbreak, which diminishes general economic activity to a degree sufficient to materially reduce demand for natural gas and oil consumption. See “The Exchange Offer — Conditions to the Exchange Offer” in the Offer to Exchange for a complete description of the conditions of the Exchange Offer. We reserve the right to extend or terminate the Exchange Offer if any condition of the Exchange Offer is not satisfied and otherwise to amend the Exchange Offer in any respect.

This Letter is to be completed by holders of Series A Preferred Units (“Holders”) if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer — Procedures for Tendering Series A Preferred Units” in the Offer to Exchange and an agent’s message (as defined below) is not delivered. There are no guaranteed delivery procedures provided for by the Partnership in conjunction with the Exchange Offer. The Partnership will accept Series A Preferred Units for exchange tendered pursuant to the Exchange Offer through the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”) only after the depositary identified on the first page of this Letter (the “Depositary”) timely receives, prior to the expiration of the Exchange Offer, (a) a timely book-entry confirmation that such Series A Preferred Units have been transferred into the Depositary’s account at DTC; and (b) a properly completed and duly executed Letter and all other required documents or a properly transmitted agent’s message. The term “agent’s message” means a message, transmitted by DTC to and received by the Depositary and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from a participant of DTC tendering Series A Preferred Units that are the subject of the book-entry confirmation that the participant has received and agrees to be bound by the terms of this Letter, and that the Partnership may enforce that agreement against the participant. Delivery of documents to DTC does not constitute delivery to the Depositary.

The Partnership reserves the right, at any time, or from time to time, to extend the Exchange Offer and to amend any of the terms and conditions of the Exchange Offer at its discretion.

Please read this entire Letter and the Offer to Exchange carefully before checking any box below. The instructions included in this Letter must be followed.

YOU MUST SIGN THIS LETTER IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE ATTACHED IRS FORM W-9.

The undersigned has completed the box below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List in the table provided below the Series A Preferred Units to which this Letter relates. If the space provided below is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this Letter.

TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF SERIES A PREFERRED UNITS (CUSIP NO. 866142 AA0)	1	2
Name(s) and Address(es) of Registered Holder(s)	Aggregate Number of Series A Preferred Units	Number of Series A Preferred Units Tendered*

*	Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Series A Preferred Units indicated in column 1.

The names of the Holders should be printed exactly as they appear on a security position listing as the Holder of such Series A Preferred Units in the DTC system.

IF TENDERED SERIES A PREFERRED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE RELEVANT ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC, COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby tenders to the Partnership the above described Series A Preferred Units in exchange for the Exchange Consideration. Subject to, and effective upon, the acceptance for exchange of the Series A Preferred Units tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Partnership, all right, title and interest in and to such Series A Preferred Units as are being tendered hereby.

The undersigned understands that the undersigned’s tender of Series A Preferred Units pursuant to any of the procedures described in the Offer to Exchange and in the instructions hereto and acceptance thereof by the Partnership will constitute a binding agreement between the undersigned and the Partnership. By properly tendering any Series A Preferred Units, the undersigned understands that it will waive any right to receive accrued but unpaid dividends on such security.

The undersigned hereby irrevocably constitutes and appoints the Depositary as the undersigned’s true and lawful agent and attorney-in-fact with respect to such Series A Preferred Units, with full power of substitution, among other things, to cause the Series A Preferred Units to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Series A Preferred Units and to acquire the Exchange Consideration issuable upon the exchange of such Series A Preferred Units and that, when the same are accepted for exchange, the Partnership will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same is accepted by the Partnership.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Partnership to be necessary or desirable to complete the sale, assignment and transfer of the Series A Preferred Units tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section entitled “The Exchange Offer — Withdrawal Rights” of the Offer to Exchange and Instruction 10 below.

The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with “U.S. Persons” and “persons subject to the jurisdiction of the United States” by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “TENDERING HOLDERS COMPLETE THIS BOX” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SERIES A PREFERRED UNITS AS SET FORTH IN THE SECTIONS ABOVE.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” below, please issue and deliver the Exchange Consideration issued in exchange for the Series A Preferred Units accepted for exchange, and return any Series A Preferred Units not tendered or not accepted, in the name(s) of the undersigned (or credit such Series A Preferred Units to the undersigned’s account at DTC, as applicable). If the Exchange Consideration is to be issued to a person other than the person(s) signing this Letter, or if the Exchange Consideration is to be deposited to an account different from the accounts of the person(s) signing this Letter, the appropriate boxes of this Letter should be completed. If Series A Preferred Units are surrendered by Holder(s) that have completed either the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” below, signature(s) on this Letter must be guaranteed (see Instruction 2). The undersigned recognizes that the Partnership has no obligation pursuant to the “Special Issuance Instructions” or “Special Delivery Instructions” to transfer or deliver any Series A Preferred Units from the name of the registered Holder(s) thereof if the Partnership does not accept for exchange any of the Series A Preferred Units so tendered for exchange.

The undersigned understands that the delivery and surrender of the Series A Preferred Units are not effective, and the risk of loss of the Series A Preferred Units does not pass to the Depositary, until receipt, on or prior to the Expiration Date, by the Depositary of (a) a timely book-entry confirmation that Series A Preferred Units have been transferred into the Depositary’s account at DTC; and (b) a properly completed and duly executed Letter and all other required documents or a properly transmitted agent’s message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of Series A Preferred Units will be determined by the Partnership, in its sole discretion, which determination shall be final and binding.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY (i) if Series A Preferred Units in an amount not tendered, or Exchange Consideration issued in exchange for Series A Preferred Units accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Series A Preferred Units tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than to the account indicated above.	To be completed ONLY (i) if Series A Preferred Units in an amount not tendered, or Exchange Consideration issued in exchange for Series A Preferred Units accepted for exchange, are to be delivered to someone other than the registered Holder of the Series A Preferred Units whose name(s) appear(s) above, or such registered Holder at an address other than that shown above.

Issue ☐Exchange Consideration to: ☐ unexchanged Series A Preferred Units to: (check as applicable)	Deliver ☐Exchange Consideration to: ☐ unexchanged Series A Preferred Units to: (check as applicable)

Name(s)		Name(s)
	(Please Type or Print)		(Please Type or Print)

(Please Type or Print)		(Please Type or Print)
Address		Address
	(Including Zip Code)		(Including Zip Code)

(Complete IRS Form W-9 (available from the Depositary or on the IRS website at www.irs.gov))

Credit the following delivered by book-entry transfer to the DTC account set forth below.

☐ Exchange Consideration:

☐ unexchanged Series A Preferred Units:

(check as applicable)

(Complete IRS Form W-9 (available from the Depositary or on the IRS website at www.irs.gov))

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

(DTC Account Number, if applicable)

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete IRS Form W-9 (available from the Depositary or on the IRS website at www.irs.gov))

, 2020

, 2020

(Signature(s) of Owners(s)) (Date)

Area Code and Telephone Number:

If a Holder is tendering any Series A Preferred Units, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Series A Preferred Units or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Including Zip Code)

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE (If required by Instruction 2)

Signature(s) Guaranteed by an Eligible Institution:

(Title)

(Name and Firm)

Dated: , 2020

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter; No Guaranteed Delivery Procedures. This Letter is to be completed by Holders of Series A Preferred Units if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer — Procedures for Tendering Series A Preferred Units” in the Offer to Exchange and an agent’s message is not delivered. There are no guaranteed delivery procedures provided for by the Partnership in conjunction with the Exchange Offer. In the case of tenders through ATOP the Partnership will accept Series A Preferred Units for exchange pursuant to the Exchange Offer only after the Depositary timely receives, prior to the Expiration Date, (a) a timely book-entry confirmation that Series A Preferred Units have been transferred into the Depositary’s account at DTC; and (b) a properly completed and duly executed Letter and all other required documents or a properly transmitted agent’s message.

THE METHOD OF DELIVERY OF THIS LETTER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The delivery of the Series A Preferred Units and all other required documents will be deemed made only when confirmed by the Depositary.

See “The Exchange Offer” section of the Offer to Exchange.

2. Signatures on this Letter; Assignments and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered Holder of the Series A Preferred Units tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Series A Preferred Units in the DTC system without any change whatsoever.

If any tendered Series A Preferred Units are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Series A Preferred Units are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

When this Letter is signed by the registered Holder(s) of the Series A Preferred Units specified herein and tendered hereby, no separate assignments of units are required. If, however, the Exchange Consideration is to be issued to a person other than the registered Holder, then separate assignments of units are required.

If this Letter or any assignments of units are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Partnership, proper evidence satisfactory to the Partnership of their authority to so act must be submitted.

Signatures on assignments of units required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Series A Preferred Units are tendered: (i) by a registered Holder of Series A Preferred Units (including any participant in the DTC system whose name appears on a security position listing as the Holder of such Series A Preferred Units) who has not completed the box entitled either “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

3. Special Issuance and Delivery Instructions. If Exchange Consideration and/or unexchanged Series A Preferred Units are to be issued in the name of a person other than the signer of this Letter, or if Exchange Consideration and/or unexchanged Series A Preferred Units are to be sent to someone other than the signer of this Letter or to an address other than that of the signer of this Letter, the appropriate boxes on this Letter should be completed. Certificates for Series A Preferred Units not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated by the signer maintained at DTC. If no such instructions are given, such Series A Preferred Units not exchanged will be credited to the proper account maintained at DTC. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

4. Important Tax Information. In order to avoid withholding taxes on the Exchange Offer, a Holder may have to provide an IRS Form W-9 and/or certain other tax forms to the extent such Holder has not previously submitted an IRS Form W-9 that is still valid.

Holders that are not individual citizens or residents of the United States for U.S. federal income tax purposes (“U.S. holders”) or certain other U.S. persons may be subject to taxation and withholding tax under the Foreign Investment in Real Property Tax Act (“FIRPTA”) and/or Section 1446(f) the Internal Revenue Code of 1986, as amended (the “Code”), in connection with the Exchange Offer and may be required to complete certain reporting and disclosure requirements under the applicable Treasury Regulations in order to mitigate or avoid such current taxation and withholding tax.

NOTE: FAILURE TO COMPLETE AND RETURN THE ATTACHED IRS FORM W-9 MAY RESULT IN WITHHOLDING OF A PORTION OF YOUR EXCHANGE CONSIDERATION. HOLDERS OF OUR SERIES A PREFERRED UNITS THAT ARE NOT U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF FIRPTA AND/OR CODE SECTION 1446(F) TO THEIR PARTICIPATION IN THE EXCHANGE OFFER AND THE POTENTIAL AVAILABILITY OF ALTERNATIVE METHODS FOR AVOIDING WITHHOLDING.

5. Transfer Taxes. The Partnership will pay all transfer taxes, if any, applicable to the transfer of Series A Preferred Units to it or its order pursuant to the Exchange Offer, provided that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by the transfer of the Series A Preferred Units. If, however, any Series A Preferred Units not tendered or accepted for exchange are to be delivered to, or is to be issued in the name of, any person other than the registered Holder of such Series A Preferred Units, any units are to be delivered to, or issued in the name of any person other than the registered Holder of the Series A Preferred Units tendered hereby, or if tendered Series A Preferred Units are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Series A Preferred Units pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

6. Waiver of Conditions. The Partnership reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Offer to Exchange.

7. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Series A Preferred Units, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Series A Preferred Units for exchange.

Neither the Partnership, the Depositary nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Series A Preferred Units nor shall any of them incur any liability for failure to give any such notice.

8. Partial Tenders. If less than all the Series A Preferred Units evidenced by any certificates submitted (including via DTC) are to be tendered, fill in the number of Series A Preferred Units that are to be tendered in the box entitled “Tendering Holders Complete this Box.” In such case, new certificate(s) for the remainder of the Series A Preferred Units that were evidenced by your old certificate(s) will only be sent to the Holder of the Series A Preferred Units (unless the box entitled “Special Delivery Instructions” is checked) promptly after the expiration of the Exchange Offer. All Series A Preferred Units represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

9. Withdrawal Rights. Tenders of Series A Preferred Units may be withdrawn (i) at any time prior to the Expiration Date or (ii) if not previously returned by the Partnership, after 40 business days from the commencement of the Exchange Offer if the Partnership has not accepted the tendered Series A Preferred Units for exchange by that date. You may also validly withdraw Series A Preferred Units that you tender if the related Exchange Offer is terminated without any Series A Preferred Units being accepted or as required by applicable law. If such termination occurs, the Series A Preferred Units will be returned to the tendering Holder promptly.

For a withdrawal of a tender of Series A Preferred Units to be effective, a written notice of withdrawal, sent by facsimile transmission, receipt confirmed by telephone, or letter, or a computer generated notice of withdrawal transmitted by DTC on behalf of the Holder in accordance with the standard operating procedure of DTC, must be received by the Depositary at the address set forth above prior to the Expiration Date or after 40 business days from the commencement of the Exchange Offer if the Partnership has not accepted the tendered Series A Preferred Units for exchange by that date. Any such notice of withdrawal must (i) specify the name of the Holder that tendered the Series A Preferred Units to be withdrawn (or, if tendered by book-entry transfer, the name of the DTC participant holding such units on the books of DTC); (ii) identify the Series A Preferred Units to be withdrawn; (iii) specify the number of units to be withdrawn; (iv) include a statement that the Holder is withdrawing its election to have the Series A Preferred Units exchanged; (v) be signed by the Holder in the same manner as the original signature on this Letter by which the Series A Preferred Units were tendered or as otherwise described above, including any required signature guarantees; and (vi) specify the name in which any of the Series A Preferred Units are to be registered, if different from that of the person that tendered the Series A Preferred Units (or, in the case of units tendered by book-entry, the name and account number of the DTC participant to be credited with the withdrawn units).

A Holder who validly withdraws previously tendered Series A Preferred Units prior to the Expiration Date and does not validly re-tender Series A Preferred Units prior to such Expiration Date will not receive the Exchange Consideration. A Holder of Series A Preferred Units who validly withdraws previously tendered Series A Preferred Units prior to the Expiration Date and validly re-tenders Series A Preferred Units prior to such Expiration Date will receive the Exchange Consideration. If the Series A Preferred Units to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon receipt by the Depositary of written or facsimile transmission of the notice of withdrawal (or receipt of a request via DTC) even if physical release is not yet effected. A withdrawal of Series A Preferred Units can only be accomplished in accordance with the foregoing procedures. The Partnership will have the right, which it may waive, to reject the defective withdrawal of Series A Preferred Units as invalid and ineffective. If the Partnership waives its rights to reject a defective withdrawal of Series A Preferred Units, subject to the other terms and conditions set forth in this Letter and in the Offer to Exchange, the Holder’s Series A Preferred Units will be withdrawn and the Holder will not be entitled to the Exchange Consideration. If the Holder withdraws Series A Preferred Units, the Holder will have the right to re-tender them prior to the Expiration Date in accordance with the procedures described above and in the Offer to Exchange for tendering outstanding Series A Preferred Units.

10. Irregularities. The Partnership will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Series A

Preferred Units, which determination shall be final and binding on all parties. The Partnership reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Partnership, be unlawful. The Partnership also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Offer to Exchange under “The Exchange Offer — Conditions to the Exchange Offer,” or any conditions or irregularities in any tender of Series A Preferred Units of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Partnership’s interpretation of the terms and conditions of the Exchange Offer (including this Letter and the instructions hereto) will be final and binding. No tender of Series A Preferred Units will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Partnership, any affiliates or assigns of the Partnership, the Depositary, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering may be directed to the Information Agent or the Depositary at the addresses and telephone numbers indicated above. Requests for additional copies of the Offer to Exchange, this Letter and other related documents may be directed to the Information Agent or the Depositary.

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

See on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting code
(if any)

(Applies to accounts maintained outside
the U.S.)

	☐	Individual/sole proprietor or single- member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
	☐	Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶
☐

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check
LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

Other (see instructions) ▶

	5 Address (number, street, and apt. or suite no.) See instructions.								Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	–	–
or
Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

•	Form 1099-INT (interest earned or paid)

•	Form 1099-DIV (dividends, including those from stocks or mutual funds)

•	Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

•	Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

•	Form 1099-S (proceeds from real estate transactions)

•	Form 1099-K (merchant card and third party network transactions)

•	Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

•	Form 1099-C (canceled debt)

•	Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien;

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

•	An estate (other than a foreign estate); or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

•	In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

•	In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

•	In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

Form W-9 (Rev. 10-2018)	Page 3

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or singlemember LLC

• LLC treated as a partnership for U.S. federal tax purposes,

• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

•	Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•	Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•	Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•	Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not

Form W-9 (Rev. 10-2018)	Page 4

Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:

1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account [1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

Form W-9 (Rev. 10-2018)	Page 5

	For this type of account:	Give name and EIN of:

8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee

14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF IRS FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number (“TIN”) has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, may be subject to withholding.

SIGNATURE:	DATE:

THE DEPOSITARY FOR THE EXCHANGE OFFER IS:

American Stock Transfer & Trust Company, LLC

By Mail (Registered or Certified Mail Recommended): American Stock Transfer & Trust Company, LLC Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	By Facsimile Transmission: (718) 234-5001 To Confirm Via Phone: (for Eligible Institutions only): (877) 248-6417

THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

D.F. King & Co., Inc.

48 Wall Street – 22nd Floor

New York, NY 10005

Shareholders may call toll-free: 800-967-5071

Banks and Brokers may call: 212-269-5550

Email: summitmidstream@dfking.com

Additional copies of the Offer to Exchange, the letter of transmittal or other Exchange Offer materials may be obtained from the Information Agent or the Depositary and will be furnished at our expense. Questions and requests for assistance regarding the tender of your securities should be directed to the Information Agent or the Depositary.